Exhibit 99.1
Silvaco Reports First Quarter 2026 Financial Results

-- Financial performance: bookings, revenue, gross margin and profitability exceeded consensus --

-- AI FTCOTM traction: New customer win, new functionality, and broadening customer interest –

-- Strategic pivot: AI increasingly embedded into products to accelerate customers' time to market –

SANTA CLARA, Calif. – May 7, 2026 -- Silvaco Group, Inc. (Nasdaq: SVCO) (“Silvaco” or the “Company”), a provider of TCAD, EDA software, and SIP solutions that enable innovative semiconductor design and digital twin modeling through AI software and innovation, today announced its first quarter 2026 results.

“Silvaco got off to a great start in 2026,” said Walden Rhines, Silvaco’s Chief Executive Officer. “Financially, we delivered results ahead of expectations, delivered solid 26% year-over-year growth in revenue and are guiding to profitability in Q2. We saw continued momentum with AI FTCO™, with a new customer, new functionality, and strong interest from multiple potential new customers. We also accelerated our strategic pivot with a focus on AI across products and the company. The newly energized Silvaco is excited to accelerate AI adoption and deployments and to partner with customers.”

Chris Zegarelli, Silvaco’s Chief Financial Officer, added, “Silvaco delivered solid results in Q1, with bookings, revenue, gross margin and profitability all ahead of expectations. We saw unrestricted cash grow sequentially for the first time since the IPO and signed a non-binding term sheet with our banking partner for a $10 million revolving line of credit. Looking forward, we see a path to profitability in Q2 and positive operating cash flow later in the year. We are excited about our momentum and look forward to continuing to deliver on our commitment to profitable growth.”

First Quarter 2026 and Recent Business Highlights

•Secured new AI FTCO customer in Q1’26 and expect another new AI FTCO customer win in Q2’26.
•Broadened AI FTCO product offering to include new functionality and received order from an existing AI FTCO customer for that new offering.
•Broadening interest in fully adopting AI FTCO from governments, power applications and semiconductor equipment companies.
•TCAD bookings up 13% sequentially and almost 50% year-on-year to $10.5 million, driven by AI FTCO and Power Semiconductor end applications.
•Released more than 160 PRO IP parts including 80 Mixel MIPI PHYs and multiple PRO Memory Compilers and Soft IP.
•Launched AI-driven version of Utmost, which now delivers up to 10x performance improvements, a machine learning optimizer, and other runtime enhancements.
•Announced partnership with ITRI to support MCU development and startup innovation.

First Quarter 2026 Financial Results

GAAP Financial Results:

•Revenue of $17.8 million, up 26% year-over-year.
◦TCAD revenue of $9.6 million, up 22% year-over-year.
◦EDA revenue of $4.1 million, down 20% year-over-year.
◦SIP revenue of $4.0 million, up 270% year-over-year.
•GAAP gross margin of 86%, up 779 basis points year-over-year.
•GAAP operating loss of $5.7 million, compared to $19.6 million operating loss in Q1 2025.
•GAAP net loss of $5.9 million, compared to $19.3 million net loss in Q1 2025.
•GAAP basic and diluted net loss per share of $0.19, compared to basic and diluted net loss per share of $0.67 in Q1 2025.
•As of quarter-end, cash and cash equivalents totaled $10.9 million.

Key Operating Indicators and Non-GAAP Financial Results:

•Gross bookings were $17.2 million, up 26% year-over-year.
•Non-GAAP gross margin of 88%, up 788 basis points year-over-year.
•Non-GAAP operating loss of $0.5 million, compared to $2.8 million operating loss in Q1 2025.
•Non-GAAP net loss of $0.6 million, compared to $2.4 million net loss in Q1 2025.
•Non-GAAP basic and diluted net loss per share of $0.02, compared to basic and diluted net loss per share of $0.08 in Q1 2025.

For a discussion of the non-GAAP metrics presented in this press release, as well as a reconciliation of non-GAAP metrics to the nearest comparable GAAP metric, see “Discussion of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliation” in the accompanying tables below.

Supplementary materials to this press release, including first quarter 2026 financial results, can be found at https://investors.silvaco.com/financial-information/quarterly-results.

Second Quarter Financial Outlook

As of May 7, 2026, Silvaco is providing guidance for its second quarter of 2026, which represents Silvaco’s current estimates of its operations and financial results. The financial information below represents forward-looking financial information and in some instances forward-looking, non-GAAP financial information, including estimates of Bookings, non-GAAP gross margin and non-GAAP operating expenses. GAAP gross margin is the most comparable GAAP measure to non-GAAP gross margin and GAAP operating expenses are the most comparable GAAP measures to non-GAAP operating expenses. Non-GAAP gross margin differs from GAAP gross margin in that it excludes items such as stock-based compensation expense, acquisition related costs and restructuring, executive severance and other related costs. Non-GAAP operating expenses differ from GAAP operating expenses in that they exclude items such as acquisition related costs, stock-based compensation expense, amortization of acquired intangible assets, and restructuring, executive severance and other related costs. Silvaco is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Silvaco has not provided guidance for GAAP gross margin or GAAP operating expenses or a reconciliation of the forward-looking non-GAAP gross margin or non-GAAP operating expenses to GAAP gross margin or GAAP operating expenses, respectively. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Based on current business trends and conditions, the Company expects for second quarter 2026 the following:

•Bookings of $19.0 million +/- 10%.
•Revenue of $18.0 million +/- 10%.
•Non-GAAP gross margin of around 88%.
•Non-GAAP operating expenses of $15.5 million +/- 5%.

First Quarter 2026 Conference Call Details

A press release highlighting the Company's results along with supplemental financial results will be available at https://investors.silvaco.com/. An archived replay of the conference call will be available on this website for a limited time after the call. Participants who want to join the call and ask a question may register for the call here to receive the dial-in numbers and unique PIN.

Date: Thursday, May 7, 2026
Time: 5:00 p.m. Eastern time
Webcast: Here (live and replay)

About Silvaco

Silvaco is a provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation. Silvaco’s solutions are used for semiconductor and photonics processes, devices, and systems development across display, power devices, automotive, memory, high performance compute, foundries, photonics, internet of things, and 5G/6G mobile markets for complex SoC design. Silvaco is headquartered in Santa Clara, California, and has a global presence with offices located in North America, Europe, Egypt, Brazil, China, Japan, Korea, Singapore, Vietnam, and Taiwan.

Safe Harbor Statement

This press release contains forward-looking statements based on Silvaco's current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia, Israel and Hamas, and the United States and Israel on the one hand and Iran and other regional adversaries on the other, and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in tariffs, interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our ability to successfully retain key personnel, integrate and realize the benefits of acquisitions; (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; and (v) our status as a controlled company.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting Silvaco’s business is contained in Silvaco’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco’s website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligation to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Discussion of Non-GAAP Financial Measures and Other Key Business Metrics

We use certain non-GAAP financial measures and key business metrics to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP basic and diluted net income (loss) per share. Key business metrics include bookings. We use these non-GAAP financial measures and key business metrics for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons.

We define non-GAAP gross profit as our GAAP gross profit adjusted to exclude certain costs, including stock-based compensation expense, acquisition related costs, and restructuring, executive severance and other related costs. We define non-GAAP gross margin as the ratio of non-GAAP gross profit to revenue. We define non-GAAP operating income (loss), as our GAAP operating income (loss) adjusted to exclude certain costs, including acquisition related costs, stock-based compensation expense, amortization of acquired intangible assets, and restructuring, executive severance and other related costs. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including acquisition related costs, stock-based compensation expense, amortization of acquired intangible assets, restructuring, executive severance and other related costs, and the income tax effect on non-GAAP items. Our non-GAAP basic and diluted net income (loss) per share is calculated in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results.

Certain items are excluded from our non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP gross profit, GAAP gross margin, GAAP operating income (loss), GAAP net income (loss), and GAAP basic and diluted net income (loss) per share for these items to arrive at non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP basic and diluted net income (loss) per share because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share provide meaningful supplemental information regarding our performance.

We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

We define a booking as a signed contract and related purchase commitment from a customer, based on the value set forth in a purchase order. We believe bookings are a useful metric to measure whether we are successful in our sales efforts with new and existing customers and provide an indication of trends in our operating results that are not necessarily reflected in our revenue. Reported bookings may be subject to adjustments and potential cancellations prior to the satisfaction of our customer obligations.

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands except share and par value amounts)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$10,925	$9,008
Accounts receivable, net	9,192	9,710
Short-term marketable securities	—	1,018
Contract assets, net	13,781	13,362
Prepaid expenses and other current assets	4,269	4,728
Restricted cash	—	8,250
Total current assets	38,167	46,076
Non-current assets:
Property and equipment, net	1,372	1,525
Operating lease right-of-use assets, net	2,017	3,114
Intangible assets, net	24,910	26,027
Goodwill	30,070	30,070
Non-current portion of contract assets, net	13,324	14,272
Other assets	1,590	1,558
Total non-current assets	73,283	76,566
Total assets	$111,450	$122,642
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,558	$3,483
Accrued expenses and other current liabilities	10,284	19,397
Accrued income taxes	2,071	2,486
Operating lease liabilities, current	1,032	1,121
Deferred revenue, current	8,824	10,751
Vendor financing obligation, current	1,191	1,165
Total current liabilities	26,960	38,403
Non-current liabilities:
Deferred revenue, non-current	4,728	5,157
Operating lease liabilities, non-current	965	1,961
Vendor financing obligation, non-current	2,084	2,038
Other non-current liabilities	—	94
Total liabilities	34,737	47,653
Stockholders' equity:
Common stock	3	3
Additional paid-in capital	154,007	146,136
Accumulated deficit	(75,078)	(69,218)
Accumulated other comprehensive loss	(2,219)	(1,932)
Total stockholders' equity	76,713	74,989
Total liabilities and stockholders' equity	$111,450	$122,642

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands except share and per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenue:
Software license revenue	$11,609	$10,009
Maintenance and service	6,146	4,083
Total revenue	17,755	14,092
Cost of revenue	2,417	3,016
Gross profit	15,338	11,076
Operating expenses:
Research and development	9,159	4,800
Selling and marketing	4,822	4,719
General and administrative	7,014	8,120
Litigation settlement	—	13,069
Total operating expenses	20,995	30,708
Operating loss	(5,657)	(19,632)
Interest income	47	863
Interest and other expense, net	(114)	(291)
Loss before income tax provision	(5,724)	(19,060)
Income tax provision	136	213
Net loss	$(5,860)	$(19,273)
Net loss per share attributable to common stockholders:
Basic	$(0.19)	$(0.67)
Diluted	$(0.19)	$(0.67)
Weighted average shares used in computing per share amounts:
Basic	31,365,903	28,694,295
Diluted	31,365,903	28,694,295

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(5,860)	$(19,273)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,273	438
Stock-based compensation expense	2,954	2,277
Provision for estimated credit losses	132	10
Accretion of discount on marketable securities, net	15	(261)
Litigation settlement	—	13,069
Change in fair value of contingent consideration	76	35
Changes in operating assets and liabilities:
Accounts receivable	490	3,520
Contract assets	120	440
Prepaid expenses and other current assets	244	(1,026)
Other assets	(41)	119
Accounts payable	69	(1,183)
Accrued expenses and other current liabilities	(7,889)	55
Accrued income taxes	(415)	58
Deferred revenue	(2,142)	567
Other non-current liabilities	(48)	20
Net cash used in operating activities	(11,022)	(1,135)
Cash flows from investing activities:
Maturities of marketable securities	1,000	23,000
Acquisition of businesses	—	(11,500)
Purchases of property and equipment	—	(96)
Net cash provided by investing activities	1,000	11,404
Cash flows from financing activities:
Net proceeds from issuance of common stock	3,992	—
Payment of payroll taxes related to shares withheld from employees	(261)	(252)
Payments of contingent consideration	(43)	(46)
Payments of vendor financing obligation	—	(205)
Net cash provided by (used in) financing activities	3,688	(503)
Effect of exchange rate fluctuations on cash and cash equivalents	1	117
Net (decrease) increase in cash and cash equivalents	(6,333)	9,883
Cash, cash equivalents, and restricted cash, beginning of period	17,258	19,606
Cash and cash equivalents, end of period	$10,925	$29,489

SILVACO GROUP, INC.
REVENUE
(Unaudited)
	2025					2026
	Q1	Q2	Q3	Q4	Year	Q1
Revenue by Region:
Americas	20%	36%	55%	35%	38%	44%
APAC	66%	57%	40%	57%	54%	48%
EMEA	14%	7%	5%	8%	8%	8%
Total revenue	100%	100%	100%	100%	100%	100%

Revenue by Product Line:
TCAD	56%	56%	35%	48%	48%	54%
EDA	36%	29%	56%	24%	37%	23%
SIP	8%	15%	9%	28%	15%	23%
Total revenue	100%	100%	100%	100%	100%	100%

Revenue Item Category:
Software license revenue	71%	60%	74%	65%	68%	65%
Maintenance and service	29%	40%	26%	35%	32%	35%
Total revenue	100%	100%	100%	100%	100%	100%

Revenue by Country:
United States	20%	30%	55%	34%	37%	44%
China	14%	28%	16%	22%	20%	15%
Other	66%	42%	29%	44%	43%	41%
Total revenue	100%	100%	100%	100%	100%	100%

SILVACO GROUP, INC.
GAAP to Non-GAAP Reconciliation
(Unaudited, in thousands except per share amounts)
	Three Months Ended
	3/31/2026	3/31/2025

GAAP Gross profit	$15,338	$11,076
Add: Stock-based compensation expense	214	199
Add: Acquisition related costs	—	8
Add: Restructuring, executive severance and other related costs	63	—
Non-GAAP Gross profit	$15,615	$11,283
GAAP Gross Margin	86%	79%
Non-GAAP Gross Margin	88%	80%
GAAP Operating loss	$(5,657)	$(19,632)
Add: Stock-based compensation expense	2,374	2,269
Add: Acquisition related costs	241	14,498
Add: Restructuring, executive severance and other related costs	1,703	—
Add: Amortization of acquired intangible assets	868	113
Non-GAAP Operating loss	$(471)	$(2,752)
GAAP Net loss	$(5,860)	$(19,273)
Add: Stock-based compensation expense	2,374	2,269
Add: Acquisition related costs	341	14,533
Add: Restructuring, executive severance and other related costs	1,703	—
Add: Amortization of acquired intangible assets	868	113
Add (Less): Income tax effect of non-GAAP adjustment	—	(5)
Non-GAAP Net loss	$(574)	$(2,363)
GAAP Net loss per share:
Basic	$(0.19)	$(0.67)
Diluted	(0.19)	(0.67)
Non-GAAP Net loss per share:
Basic	(0.02)	(0.08)
Diluted	(0.02)	(0.08)
Weighted average shares used in GAAP and non-GAAP net loss per share:
Basic	31,365,903	28,694,295
Diluted	31,365,903	28,694,295

Investor Contact:
Greg McNiff
investors@silvaco.com

Media Contact:
press@silvaco.com